EXHIBIT 10.10

AMENDMENT NUMBER 1

TO THE GOOGLE SERVICES AGREEMENT,

ORDER FORM AND THE GOOGLE SERVICES

AGREEMENT

This Amendment Number 1 (“Amendment 1”) to the Google Services Agreement Order Form dated February 22, 2003 (“Order Form”) and the Google Services Agreement dated February 22, 2003 (“GSA”) is entered into as of February 21, 2005 (“Amendment Effective Date”) by and between Shopping.com, Inc. with its principal place of business at 8000 Marina Blvd. 5th Floor, Brisbane, CA, 94005 (“Customer”) and Google Inc., a Delaware corporation, with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

Whereas, Customer and Google are parties to the Order Form and GSA, pursuant to which Google provides Customer with certain websearch and/or advertising services for Customer; and

Whereas, Customer and Google desire to amend the Order Form and GSA as forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.

1. For the purposes of this Amendment 1, the capitalized terms used but not defined herein, shall have the same meanings set forth in the Order Form and GSA.

2. Notwithstanding anything in the Order Form and GSA to the contrary, the parties agree to renew the Order Form and GSA and extend the Services Term until May 1, 2006 (“Renewal Term”) unless earlier terminated in accordance with the Order Form and GSA. The Order Form and GSA will not automatically renew after the Renewal Term. Any renewal or extension of the Services Term past May 1, 2006 must be made pursuant to a definitive written agreement signed by the parties.

3. The parties agree that Section 3.1 of the Order Form (Click-Throughs; GSLP Payment) will not apply during the Renewal Term.

4. The parties agree that Section 3.1.1 of the Order Form will be named “Initial Services Term Payments” and will not apply to the Renewal Term. Any reference to Section 3.1.1 of the Order Form will be changed during the Renewal Term to reference a new Section 3.1.2 hereby added to the Order form as follows:

Section 3.1.2 Renewal Term Payments

During the Renewal Term, Google shall pay to Customer ***** from the last day of each calendar month ***** of Net Ad Revenues generated from Google Sponsored Links displayed on the Site during such calendar month (the “Revenue Share Payment”). Google shall not be required to make any other payments to Customer

All payments specified are due and shall be made on the date specified, and any overdue payments shall accrue interest, at the *****, from due date until paid, and Google shall pay Customer’s ***** (including *****).

5.	The parties agree that during the Renewal Term, “Google Competitors” as defined in Section 1.3.1 of the GSA will mean the following companies:

Type A: ***** and successors and assigns of each such entity.

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.

Type B: ***** and successors and assigns of each such entity.

6.	Except as modified by this Amendment 1, the terms of the Order Form and GSA shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment 1 by persons duly authorized as of the Amendment Effective Date written above.

GOOGLE INC.		SHOPPING.COM, INC.

By:	/s/ Joan Braddi	By:	/s/ Curt Cimei
Print Name:	Joan Braddi	Print Name:	Curt Cimei
Title:	VP Search Services	Title:	VP Business Development
Date:	February 16, 2005	Date:	February 14, 2005

*****	Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission.